UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number   811-21237

                 Unified Series Trust
(Exact name of registrant as specified in charter)

2960 N. Meridian St.
Indianapolis, IN  46208
(Address of principal executive offices) (Zip code)

Christopher E. Kashmerick
Huntington Asset Services, Inc.
2960 N. Meridian St. Suite 300
Indianapolis, IN 46208
(Name and address of agent for service)

Registrant's telephone number, including area code: 317-917-7000

Date of fiscal year end:    07/31

Date of reporting period:  07/31/2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Mirzam Capital Appreciation Fund

Annual Report

July 31, 2010

Fund Advisor:

Mirzam Asset Management, LLC
1 Main Street, Suite 200
Tequesta, Florida 33469

Toll Free (888) 693-8056

Mirzam 2010 MD&A

The past twelve months have had their share of uncertainty and heightened concern about the nascent economic recovery. The US economy has come a long way since March 2009, when everyone feared a repeat of the Great Depression. The stock market rallied strongly from the lows recorded in the first quarter of 2009 but then hit another wall of worry in 2010 as pundits began warning of a double dip recession, deflation threats, and the unsustainable debt burdens building in both the US and Europe. A credit crisis in Greece that threatened to engulf the whole of Europe added to the angst.

The second half of 2009 treated investors well with the indices clocking double-digit returns. Unfortunately, the turmoil in Greece brought a rude awakening in January. There were signs of normalcy returning to the markets in the months that followed, but the market’s more than 13% decline in May and June dispelled that notion unambiguously.

By August 11, 2010, the main indices were still positive year-over-year, but fell back into negative territory on a year-to-date basis amidst unprecedented volatility, with nobody willing to utter positive prognostications about the second half of 2010. This is understandable considering the US’ persistently high unemployment rate, the unsustainable budget deficits and intolerably high national debt levels. Higher taxes are looming. The stock market is plagued by lawmakers’ mid-term election campaigning, oblivious of the deficits and debt, promising the gullible an economic leg-up, even though their best efforts to date have failed miserably.

While the US economy muddles on, trying to rediscover the self-correcting powers of free markets, there are regions in the world experiencing appreciable economic growth. This growth is barely noticeable in the UK but is more visible in Europe’s largest economy, Germany, and fairly strong in places like Canada, Brazil, Australia, China, India, South Korea, and other Asian economies.

Our portfolio is 65% invested in foreign stocks, with 43% of these invested in companies domiciled in Canada, Europe, and Israel. This geographical distinction is an approximation, as many of these companies have sizeable interests in the US. On the other hand, many of our US-owned companies derive a significant share of revenues and profits from abroad. Many of the companies in our portfolio are in a position to benefit from positive economic developments in other parts of the world. The only caveat is that events such as the credit crisis in Greece usually trigger a so-called flight to safety, perhaps more a flight to liquidity. When this happens, the dollar strengthens against other currencies, and our portfolio takes what has been to date a temporary hit on translation. After the scare, as money returns to markets abroad, the exchange differences reverse and our portfolio benefits.

We certainly are not betting against the US or its currency, but we recognize that the projected trillion dollar deficits, as well as our huge national debt present the US economy with serious challenges. We question whether current incumbents in Washington, on both sides of the aisle, are up to this challenge. Consequently, we are pleased with Mirzam’s diversified portfolio.

Verizon CEO and Business Roundtable Chairman, Ivan Seidenberg, shared some home truths at the Economic Club of Washington, June 22, 2010. Seidenberg expressed his concern about the “growing disconnect between Washington and the business community that is harming our ability to expand the economy and grow private-sector jobs in the U.S. We see a host of laws, regulations and other policies being enacted that impose a government prescription of how individual industries ought to be structured… By reaching into virtually every sector of economic life, government is injecting uncertainty unto the marketplace and making it harder to raise capital and create new businesses.”

Our portfolio currently contains 60 names, with the 30 largest holdings making up 78% of the total value of the portfolio. We have a handful of positions in companies, comprising in total roughly 5% of the portfolio, with a relatively small market capitalization. We will exit these names as and when the market gives us the opportunity.  In the absence of such perceptible trends, we will continue with our buy-and-hold strategy that translates into a low portfolio turnover ratio. Our portfolio turnover in fiscal years 2009 and 2010 was 1.16% and 2.24%, respectively.

We allocate capital to companies that we count among the best in the world. They are large cap companies with a dominant presence in the markets in which they operate. They also enjoy significant competitive advantages and have strong balance sheets. In addition, they pass our stringent corporate governance criteria. (We have in the past acquired stocks of smaller companies that lacked some of these characteristics but possessed attractive dividend yields.)

We invested in these companies after a thorough due diligence process convinced us that they are worth holding for a very long time. In this sense, Mirzam shareholders are placing their confidence in the management teams of these great companies that will constitute a significant part of the fund’s portfolio for years to come.

Investors who lack confidence in fund managers often opt for an index fund as an alternative to an actively managed fund. The problem with index funds is that their fund managers, without exercising discretion, have to invest in all the companies in the index, even though they might have serious reservations about owning some of them.

We like to view Mirzam as a good alternative to an index fund, because of the fund’s low portfolio turnover.  For the stocks that make it into the portfolio, our intention and undertaking is that they will remain in the portfolio for an indefinite period, provided that there are no seismic shifts in the industries and markets in which they operate. For example, earlier this year, we reluctantly sold our position in Alliance Resource Partners, a generous dividend-payer, when moves in Washington to cap-and-trade the coal industry into oblivion made us anxious. In addition, the discovery of large deposits of natural gas in shale formations has driven the price of natural gas down to levels where it has become more competitive as an energy source when compared to coal, with less harm to the environment. In the absence of such perceptible trends, we see no reason to churn the portfolio and undermine the confidence of our shareholders in the underlying composition of the portfolio.

Last year’s letter to our shareholders contained a detailed explanation of our dislike for companies that utilize stock-based compensation, especially those that clearly abuse this form of compensation. Such abuse leads to serious dilution of shareholder interests and places an unacceptable burden, but imperceptible to many investors, on cash flows that are required for stock buybacks to mop up this dilution. Don’t believe CEOs who tell you that stock-based compensation is a non-cash expense. Point them to the line item in the cash flow statement that reads “Stock Repurchases.”

We invite shareholders to review last year’s annual report for a refresher on this topic, or contact us in person.  A thorough understanding of the intricacies and subterfuge associated with this peculiar practice is one of our specialties.

On July 27, 2010, the Wall Street Journal (WSJ) published a list of the 25 highest paid CEOs the past decade. These CEOs were all from companies in the S&P 500 index, or were part of the index before they went bust.

Their total compensation – nothing less than a massive transfer of shareholder wealth to America’s corporate elite – amounted to $13.529 billion, or $541.1 million per CEO. Not all of them served in the corner office for the full ten years. Thus, on a weighted-average basis, each CEO earned $58.6 million for every year in office. Close to 80% of the compensation ($10.6 billion) came in the form of gains realized through the exercise of stock options. The highest paid CEO cashed in $1.778 billion in options, with the second in line collecting $1.1 billion in stock option gains.

Clearly, if the law compelled companies to remunerate in cash only, these CEOs would never have walked away with such unconscionable wages. Cash compensation is transparent and impossible to obfuscate in the financial statements. The true cost of compensation paid in the form of stock options is devilishly difficult to ascertain – by design, hence the reason why CEOs can get away with such largesse.

We shun companies that use stock-based compensation, unless used minimally. This distinction has served us well in the past, as technology companies and financial institutions are extremely liberal in the granting of stock options. The lack of stock options also speaks volumes about a company’s corporate culture and the high regard for shareholder capital. We invite our shareholders to read the proxy filings of the likes of Southern Copper, Tenaris, Ternium and Statoil, to name but a few of the companies in our portfolio. Compare them to the likes of Oracle, IAC, Countrywide (no longer in existence), Lehman (another casualty), and Citigroup, all companies on the aforementioned list compiled by the WSJ.

Executive compensation in the US is out of control. Shareholder activism through proxy initiatives will do little to remedy the situation. The only activism of any merit is to abstain from allocating capital to corporations that exist primarily to enrich insiders.

Our investment strategy has always been based on the following: (a) we perform our own fundamental due diligence on the companies that we intend to buy; (b) we acquire these equities at prices that capture a discount to our assessment of the intrinsic value of the companies; (c) we invest in these equities with the intention to hold them for a very long time; and (d) our selling decisions are based on business model issues that might portend permanent impairment in future years. It is only in exceptional cases that we would invest in companies that do not pay dividends.

The fund’s top 20 holdings as of July 31, 2010 were: Ship Finance (Norway), Ternium (Luxembourg), Southern Copper (USA), Teva Pharmaceuticals (Israel), China Mobile (China), TransCanada (Canada), Telefonica (Spain), Syngenta (Switzerland), Tenaris (Luxembourg), Unit Corporation (USA), Nestle (Switzerland), StatOil (Norway), Aluminum of China (China), Titanium Metals (USA), Eagle Materials (USA), Methanex (Canada), Petro China (China), Johnson & Johnson (USA), Paychex (USA), and Pengrowth Energy (Canada).

Mirzam Capital Appreciation was formed in August 2007. In many ways, this event was badly timed. During the three years of the fund’s existence, the global markets experienced a severe economic earthquake, precipitated by a credit crisis, during which many US and European banks failed, while others received enormous government bailouts, undermining consumer confidence and causing a significant increase in unemployment. These were extraordinary times. The global recession of 2008/2009 will have a long-lasting impact on global markets.

During the past three years ended July 31, 2010, the Mirzam portfolio’s annual returns were +3.67% (2008), -16.67% (2009), +11.79% (2010), and a return of -1.16% since inception. During the same period, the S&P 500 returned -11.20% (2008), -19.95% (2009), +13.84% (2010), and -6.89% since inception. The MSCI EAFE, a world index, posted returns of -11.64% (2008), -22.51% (2009), +6.93% (2010), and -8.69% since inception. Considering the economic upheavals noted above, we are pleased with the fund’s returns, but we are also disappointed because we expected much better returns at the time of the fund’s formation.  We marginally underperformed the S&P 500 in fiscal year 2010, but comfortably outperformed the MSCI EAFE during the same period.  These results are consistent with the composition of the fund’s portfolio with its concentration of foreign stocks compared to the S&P 500 that include only U.S. domiciled stocks.  As noted above, the strengthening of the U.S. dollar – as was seen in the first half of 2010 – will always have a negative impact on portfolios such as ours with a significant investment in foreign stocks.

Despite the fears that many harbor with regard to the future, fanned by doomsayers and the media starved for attention, we are confident that the portfolio of stocks in the fund will reward investors with attractive investment returns in years to come. To counterbalance the bad news of the past few months, not that we dispute the underlying concerns, we quote Professor Jeremy Siegel, who had this to say at a conference in June 2010, “Over the past 200 years we’ve gone through a civil war, the Great Depression, two world wars and double-digit inflation in the 1970s. There’s a long list of tragic events, but we always come back to the same trend of long-term stock returns. I think we’re still in a very undervalued market and that there are still tremendous opportunities coming up for investors,” (Financial Planning, p. 39, August 2010).

We thank our shareholders for entrusting their capital to us and more importantly for staying the course during these times of unprecedented market turmoil. As always, we would encourage our shareholders to adopt our long-term mindset and commit funds for the long haul. Our fund is certainly not a suitable investment vehicle for individuals who want to park their spare cash on a temporary basis. We have made a long-term commitment of shareholder funds to the stocks in our portfolio. We would ask our shareholders to do the same. Do not allow panic in the media to induce a selling spree. We are buyers in times of panic.

Performance Results – (Unaudited)

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-693-8056.

*     Return figures reflect any change in price per share and assume the reinvestment of all distributions.
** The Standard & Poor’s 500® Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees.  The Standard & Poor’s 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The returns of the Index are not reduced by any fees or operating expenses. Individuals cannot invest directly in the Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling the same number as above. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc. Member FINRA.

Comparison of the Growth of a $10,000 Investment in the Mirzam Capital Appreciation Fund and the S&P 500(R) Index
$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
Value
Mirzam Capital Appreciation Fund $9,658
S&P 500® Index $8,093
Inception Date 8/14/07
July-07
September-07
November-07
January-08
March-08
May-08
July-08
September-08
November-08
January-09
March-09
May-09
July-09
September-09
November-09
January-10
March-10
May-10
July-10
Date

The chart above assumes an initial investment of $10,000 made on August 14, 2007 (commencement of Fund operations) and held through July 31, 2010. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The Standard & Poor’s 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than are found in the Fund’s portfolio. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Mirzam Capital Appreciation Fund, and to obtain performance data current to the most recent month end or to request a copy of the prospectus, please call 1-888-693-8056. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing.  The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., Member FINRA.

Fund Holdings – (Unaudited)

 1As a percentage of net assets.

Availability of Portfolio Schedule – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q is available at the SEC’s website at www.sec.gov.  The Fund’s Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund’s Expenses – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (such as short-term redemption fees); and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2010 to July 31, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the redemption fee imposed on short-term redemptions.  Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Mirzam Capital Appreciation Fund	Beginning Account Value February 1, 2010	Ending Account Value July 31, 2010	Expenses Paid During the Period* February 1, 2010 - July 31, 2010
Actual	$1,000.00	$1,014.77	$8.73
Hypothetical**	$1,000.00	$1,016.12	$8.74
*Expenses are equal to the Fund’s annualized expense ratio of 1.75%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).
** Assumes a 5% return before expenses.

Mirzam Capital Appreciation Fund
Schedule of Investments
July 31, 2010

Common Stocks - 92.68%	Shares	Value

Agriculture Chemicals - 3.55%
Syngenta AG (b)	5,000	$220,650

Biological Products (No Diagnostic Substances) - 0.80%
Gilead Sciences, Inc. (a)	1,500	49,980

Bituminous Coal & Lignite Surface Mining - 1.74%
Yanzhou Coal Mining Co., Ltd. (b)	5,000	108,000

Cable & Other Pay Television Services - 0.77%
Net Servicos de Comunicacao S.A. (a) (b)	4,400	47,652

Cement, Hydraulic - 2.25%
Eagle Materials, Inc.	5,700	139,422

Crude Petroleum & Natural Gas - 4.91%
PetroChina Co., Ltd. (b)	1,100	125,917
Unit Corp. (a)	4,380	179,142
		305,059

Cutlery, Handtools & General Hardware - 1.16%
Simpson Manufacturing Co., Inc.	2,800	72,212

Deep Sea Foreign Transportation of Freight - 4.77%
DryShips, Inc. (a)	6,900	31,119
Ship Finance International, Ltd.	13,900	264,934
		296,053

Drilling Oil & Gas Wells - 1.75%
Precision Drilling Corp. (a)	14,361	108,426

Electric Services - 1.58%
CPFL Energia S.A. (b)	1,400	97,818

Electronic & Other Electrical Equipment (No Computer Equipment) - 2.71%
Emerson Electric Co.	3,400	168,436

Food & Kindred Products - 3.86%
Campbell Soup Co.	2,000	71,800
Nestle SA (b)	3,400	167,790
		239,590

General Industrial Machinery & Equipment - 0.42%
Illinois Tool Works, Inc.	600	26,100

Industrial Inorganic Chemicals - 0.41%
Praxair, Inc.	290	25,178

Industrial Organic Chemicals - 2.17%
Methanex Corp.	6,000	134,580

Meat Packing Plants - 1.22%
Seaboard Corp.	50	75,900

Metal Mining - 4.48%
Freeport-McMoRan Copper & Gold, Inc.	600	42,924
Southern Copper Corp.	7,500	235,575
		278,499

Natural Gas Transmission - 3.63%
TransCanada Corp.	6,370	225,179

Oil & Gas Field Exploration Services - 1.76%
Compagnie Generale de Geophysique - Veritas (a) (b)	5,650	109,384

Perfumes, Cosmetics & Other Toilet Preparations - 0.45%
Colgate-Palmolive Co.	350	27,643

Personal Credit Institutions - 0.20%
Advance America Cash Advance Centers, Inc.	3,200	12,608

Petroleum Refining - 2.68%
Statoil ASA (b)	8,200	166,706

See accompanying notes which are an integral part of these financial statements.

Mirzam Capital Appreciation Fund
Schedule of Investments - continued
July 31, 2010

Common Stocks - 92.68% - continued	Shares	Value

Pharmaceutical Preparations - 8.29%
GlaxoSmithKline plc (b)	1,400	$49,238
Johnson & Johnson	2,150	124,894
Pfizer, Inc.	7,100	106,500
Teva Pharmaceutical Industries, Ltd. (b)	4,800	234,480
		515,112

Plastics, Materials, Synthetic Resins, & Nonvulcan Elastomers - 1.32%
Dow Chemical Company / The	3,000	81,990

Primary Production of Aluminum - 2.46%
Aluminum Corporation of China, Ltd. (a) (b)	6,900	152,904

Radiotelephone Communications - 2.36%
SK Telecom Co., Ltd. (b)	2,080	34,070
Tele Norte Leste Participacoes S.A. (b)	2,100	30,723
VimpelCom, Ltd. (a) (b)	5,000	81,550
		146,343

Railroad Equipment - 0.14%
FreightCar America, Inc.	350	8,690

Refuse Systems - 0.23%
U.S. Ecology, Inc.	970	14,346

Retail - Variety Stores - 0.54%
Wal-Mart Stores, Inc.	650	33,274

Secondary Smelting & Refining of Nonferrous Metals - 2.28%
Titanium Metals Corp. (a)	6,400	141,696

Services - Business Services - 0.45%
Ritchie Bros. Auctioneers, Inc.	1,500	27,915

Services - Engineering, Accounting, Research, Management - 2.09%
Paychex, Inc.	5,000	129,950

Soap, Detergent, Cleaning Preparations, Perfume, Cosmetics - 0.48%
Church & Dwight Co., Inc.	450	29,821

Specialty Cleaning, Polishing and Sanitation Preparations - 0.52%
Clorox Company / The	500	32,440

Steel Works, Blast Furnaces & Rolling Mills (Coke Ovens) - 11.73%
ArcelorMittal (c)	3,000	92,100
Carpenter Technology Corp.	3,000	104,850
Gerdau S.A. (b)	6,900	101,016
Tenaris S.A. (b)	4,500	180,225
Ternium S.A. (b)	7,000	250,250
		728,441

Surgical & Medical Instruments & Apparatus - 0.83%
China Medical Technologies, Inc. (b)	5,000	51,250

Telephone Communications (No Radiotelephone) - 10.80%
America Movil SAB de C.V. - Series A (b)	850	42,160
China Mobile, Ltd. (b)	4,700	239,418
Hutchison Telecommunications Hong Kong Holdings Ltd. (b)		10,170
PT Telekomunikasi Indonesia (b)	2,500	93,850
Telefonica S.A. (b)	3,000	205,320
Turkcell Iletisim Hizmetleri A.S. (b)	5,500	79,750
		670,668

Women's, Misses', and Juniors Outerwear - 0.89%
Cherokee, Inc.	2,800	54,964

TOTAL COMMON STOCKS (Cost $5,908,613)		5,754,879

See accompanying notes which are an integral part of these financial statements.

Mirzam Capital Appreciation Fund
Schedule of Investments - continued
July 31, 2010

Limited Partnerships - 0.84%	Shares	Value

Pope Resources, Ltd. LP	700	$17,290
Terra Nitrogen Co., L.P.	425	35,237

TOTAL LIMITED PARTNERSHIPS (Cost $74,738)		52,527

Income Trusts - 1.88%

Pengrowth Energy Trust	12,120	116,716

TOTAL INCOME TRUSTS (Cost $166,237)		116,716

Money Market Securities - 4.75%

Huntington Money Market Fund - Trust Shares, 0.01% (d)		295,299

TOTAL MONEY MARKET SECURITIES (Cost $295,299)		295,299

TOTAL INVESTMENTS (Cost $6,444,887) - 100.15%		$6,219,421

Liabilities in excess of other assets - (0.15)%		(9,507)

TOTAL NET ASSETS - 100.00%		$6,209,914

(a) Non-income producing.
(b) American Depositary Receipt.
(c) New York Registered
(d) Variable rate security; the money market rate shown represents the rate at July 31, 2010.

		Percentage of
Diversification of Assets (Unaudited):		Net Assets
Bermuda		4.27%
Brazil		4.46%
Britain		0.79%
Canada		9.87%
China		7.05%
France		1.76%
Greece		0.50%
Hong Kong		4.02%
Indonesia		1.51%
Israel		3.78%
Luxembourg		8.42%
Mexico		0.68%
Norway		2.68%
Republic of Korea (South)		0.55%
Russian Federation		1.31%
Spain		3.31%
Switzerland		6.26%
Turkey		1.28%
United States		37.65%
Liabilities in excess of other assets		-0.15%
Total		100.00%

See accompanying notes which are an integral part of these financial statements.

Mirzam Capital Appreciation Fund
Statement of Assets and Liabilities
July 31, 2010

Assets:
Investments in securities:
At cost	$6,444,887
At fair value	$6,219,421
Receivable due from Advisor (a)	7,252
Dividends receivable	10,423
Prepaid expenses	2,160
Interest receivable	2
Tax reclaim receivable	307
Total assets	6,239,565

Liabilities:
Payable to administrator, fund accountant, and transfer agent	9,733
Payable to trustees and officers	2,897
Accrued 12b-1 fees (a)	1,286
Payable to custodian	528
Other accrued expenses	15,207
Total liabilities	29,651

Net Assets:	$6,209,914

Net Assets consist of:
Paid in capital	$6,535,487
Accumulated undistributed net investment income (loss)	1,404
Accumulated net realized gain(loss) on investments	(101,511)
Net unrealized appreciation (depreciation) on investments	(225,466)

Net Assets:	$6,209,914

Shares outstanding (unlimited number of shares authorized)	671,595

Net asset value and offering
price per share	$9.25

Redemption price per share ($9.25 * 98%) (b)	$9.07

(a) See Note 4 in the Notes to the Financial Statements.
(b) The Fund charges a 2% redemption fee on shares redeemed within 90 calendar days of purchase.

See accompanying notes which are an integral part of these financial statements.

Mirzam Capital Appreciation Fund
Statement of Operations
For the fiscal year ended July 31, 2010

Investment Income
Dividend income (net of foreign withholding tax of $13,168)	$164,931
Interest income	33
Total Investment Income	164,964

Expenses
Investment advisor fee (a)	92,394
Transfer agent expense	36,571
Administration expense	32,989
Legal expense	25,628
Fund accounting expense	25,000
12b-1 fees (a)	15,399
Auditing expense	13,500
Trustee expense	8,570
CCO expense	7,754
Custodian expense	5,150
Pricing expense	4,948
Registration expense	1,590
Miscellaneous expense	1,494
Insurance expense	1,261
Total Expenses	272,248
Less: Waiver & reimbursement by Advisor (a)	(156,904)
Net operating expenses	115,344
Net Investment Income	49,620

Realized & Unrealized Gain (Loss) on Investments:
Long term capital gains from underlying investments	1,359
Net realized gain (loss) on investment securities	(39,678)
Change in unrealized appreciation (depreciation) on
investment securities	626,718
Net realized and unrealized gain (loss) on investment securities	588,399
Net increase (decrease) in net assets resulting from operations	$638,019

(a) See Note 4 in the Notes to the Financial Statements.

See accompanying notes which are an integral part of these financial statements.

Mirzam Capital Appreciation Fund
Statement of Changes In Net Assets

	Year	Year
	Ended	Ended
Increase (decrease) in net assets from:	July 31, 2010	July 31, 2009
Operations:
Net investment income	$49,620	$97,838
Long term capital gains from underlying investments	1,359	-
Net realized gain (loss) on investment securities	(39,678)	(54,407)
Change in unrealized appreciation (depreciation) on investment securities	626,718	(679,385)
Net increase (decrease) in net assets resulting from operations	638,019	(635,954)

Distributions to shareholders:
From net investment income	(46,520)	(102,848)
From net realized gain	-	(16,674)
From return of capital	-	(9,334)
Total distributions	(46,520)	(128,856)

Capital Share Transactions:
Proceeds from Fund shares sold	216,995	3,334,749
Reinvestment of distributions	46,356	128,785
Amount paid for Fund shares redeemed	(73,005)	(135,374)
Redemption fee	31	79
Net increase in net assets resulting
from capital share transactions	190,377	3,328,239

Total Increase in Net Assets	781,876	2,563,429

Net Assets
Beginning of period	5,428,038	2,864,609

End of period	$6,209,914	$5,428,038

Accumulated undistributed net investment income (loss)
included in net assets at end of period	$1,404	$-

Capital Share Transactions
Shares sold	23,361	372,355
Shares issued in reinvestment of distributions	5,253	18,303
Shares redeemed	(7,533)	(18,350)

Net increase from capital share transactions	21,081	372,308

See accompanying notes which are an integral part of these financial statements.

Mirzam Capital Appreciation Fund
Financial Highlights
(For a share outstanding during each period)

	Year Ended		Year Ended		Period Ended
	July 31, 2010		July 31, 2009		July 31, 2008	(a)

Selected Per Share Data:
Net asset value, beginning of period	$8.34		$10.30		$10.00
Income from investment operations:
Net investment income	0.07		0.15		0.09	(b)
Net realized and unrealized gain	0.91		(1.91)		0.27	(c)
Total from investment operations	0.98		(1.76)		0.36

Less Distributions to shareholders:
From net investment income	(0.07)		(0.16)		(0.07)
From net realized gains	-		(0.03)		-
Return of capital	-		(0.01)		-
Total distributions	(0.07)		(0.20)		(0.07)

Paid in capital from redemption fees	-	(d)	-	(d)	0.01

Net asset value, end of period	$9.25		$8.34		$10.30

Total Return (e)	11.79%		-16.67%		3.67%	(f)

Ratios and Supplemental Data:
Net assets, end of period (000)	$6,210		$5,428		$2,865
Ratio of expenses to average net assets	1.87%	(h)	2.00%		2.00%	(g)
Ratio of expenses to average net assets
before reimbursement	4.42%		5.62%		12.60%	(g)
Ratio of net investment income to
average net assets	0.81%		2.27%		0.89%	(g)
Ratio of net investment income (loss) to
average net assets before reimbursement	(1.74)%		(1.36)%		(9.72)%	(g)
Portfolio turnover rate	2.24%		1.16%		3.07%

(a) For the period August 14, 2007 (Commencement of Operations) through July 31, 2008.
(b) Per share net investment income has been calculated using the average shares method.
(c) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It does not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuations in share transactions in the period.
(d) Redemption fees resulted in less than $0.005 per share.
(e) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(f) Not annualized.
(g) Annualized.
(h) Effective May 1, 2010, the Advisor agreed to waive fees to maintain fund expenses at 1.49%.
Prior to that date, the expense cap was 2.00%.

See accompanying notes which are an integral part of these financial statements.

Mirzam Capital Appreciation Fund
Notes to the Financial Statements
July 31, 2010

NOTE 1.  ORGANIZATION

Mirzam Capital Appreciation Fund (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on February 12, 2007 and commenced operations on August 14, 2007.  The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”).  The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value.  The Fund is one of a series of funds currently authorized by the Trustees. The Fund’s investment Advisor is Mirzam Asset Management, LLC (the “Advisor”).  The Advisor has retained Bastiat Capital LLC, (the “Sub-Advisor”) to serve as Sub-Advisor to provide portfolio management and related services to the Fund.  Bastiat Capital LLC receives a fee from the Advisor (not the Fund) for these services.  The investment objective of the Mirzam Capital Appreciation Fund is to provide long-term capital appreciation.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuations – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a “regulated investment company” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains.  If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended July 31, 2010, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.  The Fund is not subject to examination by U.S. federal tax authorities for tax years prior to 2007.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis (as determined by the Board).

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

Mirzam Capital Appreciation Fund
Notes to the Financial Statements - continued
July 31, 2010

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES - continued

For the year ended July 31, 2010, the Fund made the following reclassifications to increase (decrease) the components of net assets:

		Accumulated Undistributed	Accumulated Net Realized
	Paid in Capital	Net Investment Income	Gain on Investments
Capital Appreciation Fund	$1,322	$(1,696)	$374

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•
Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive  market,  quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks, American Depositary Receipts, limited partnerships, and income trusts, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities.  Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price.  Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security.  Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive.  When this happens, the security will be classified as a Level 2 security.  When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review by the Board.  These securities will be categorized as Level 3 securities.

Mirzam Capital Appreciation Fund
Notes to the Financial Statements - continued
July 31, 2010

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the fund.  These securities will be categorized as Level 1 securities.

Fixed income securities, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations.  Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available.

The following is a summary of the inputs used to value the Fund’s investments as of July 31, 2010:

	Valuation Inputs
Assets	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks*	$5,754,879	$-	$-	$5,754,879

Limited Partnerships	52,527	-	-	52,527

Income Trusts	116,716	-	-	116,716

Money Market Securities	295,299	-	-	295,299

Total	$6,219,421	$-	$-	$6,219,421
* Refer to Schedule of Investments for industry classifications

Mirzam Capital Appreciation Fund
Notes to the Financial Statements - continued
July 31, 2010

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS - continued

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.  The Fund did not hold any derivative instruments during the reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.50% of the Fund’s average net assets. For the fiscal year ended July 31, 2010, before the waiver described below, the Advisor earned a fee of $92,394 from the Fund.  As of May 1, 2010, the Advisor has contractually agreed through November 30, 2013 to waive its management fee and/or reimburse certain Fund operating expenses so that the total annual Fund operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), taxes, any indirect expenses such as expenses incurred by other investment companies in which the Fund may invest,  and extraordinary litigation expenses do not exceed 1.49% of the Fund’s average daily net assets. Prior to May 1, 2010, the Advisor had contractually agreed to cap expenses at 2.00%.  For the fiscal year ended July 31, 2010, the Advisor waived fees of $156,904.  At July 31, 2010, the Fund was owed $7,252 from the Advisor for the excess of expenses waived over management fees earned at the end of the fiscal year.

Each waiver or reimbursement by the Advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver and any expense limitation in place at the time of repayment.  The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions, at July 31, 2010 are as follows:

Recoverable through
Amount	July 31,

$134,897	2011
$156,464	2012
$156,904	2013

The Trust retains Huntington Asset Services, Inc. (“Huntington”), to manage the Fund’s business affairs and to provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel.  For the fiscal year ended July 31, 2010, Huntington earned fees of $32,989 for administrative services provided to the Fund.  At July 31, 2010, the Fund owed Huntington $4,489 for administrative services.  Certain officers of the Trust are members of management and/or employees of Huntington. Huntington operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the principal distributor of the Fund and Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”).  A Trustee of the Trust is a member of management of the Custodian. For the fiscal year ended July 31, 2010, the Custodian earned fees of $5,150 for custody services provided to the Fund.  At July 31, 2010, the Fund owed the Custodian $528 for custody services.

The Trust retains Huntington to act as the Fund’s transfer agent and to provide fund accounting services. For the fiscal year ended July 31, 2010, Huntington earned fees of $18,206 from the Fund for transfer agent services and $18,365 in reimbursement of out-of-pocket expenses incurred in providing transfer agent services. For the fiscal year ended July 31, 2010, Huntington earned fees of $25,000 from the Fund for fund accounting services.  At July 31, 2010, the Fund owed Huntington $1,526 for transfer agent services, $1,635 in reimbursement of out-of-pocket expenses, and $2,083 for fund accounting services.

Mirzam Capital Appreciation Fund
Notes to the Financial Statements - continued
July 31, 2010

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Fund’s shares.  There were no payments made to the Distributor by the Fund for the fiscal year ended July 31, 2010. A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the
Distributor) and officers of the Trust are officers of the Distributor and such persons may be deemed to be affiliates of the Distributor.

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan provides that the Fund will pay the Advisor a fee aggregating 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of Fund shares or the provision of services to shareholders, including, but not necessarily limited to, advertising, compensation to dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”).  The Advisor may pay all or a portion of these fees to any registered securities dealer, financial institution or any other person who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement.  The Fund’s plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses actually incurred.  For the fiscal year ended July 31, 2010, the Fund accrued 12b-1 fees of $15,399, of which $1,286 was unpaid to the Advisor at July 31, 2010. If the Advisor is due more monies for its services rendered than are immediately payable because of the 0.25% expense limitation, the unpaid amount shall be carried forward from period to period while the Plan is in effect until such time as it is paid. The Advisor shall not, however, be entitled to charge any interest, carrying, or finance fees in connection with such carried forward amounts.

NOTE 5.  INVESTMENT TRANSACTIONS

For the fiscal year ended July 31, 2010, purchases and sales of investment securities, other than short-term investments were as follows:

Amount
Purchases
U.S. Government Obligations	$-
Other	367,029
Sales
U.S. Government Obligations	$-
Other	127,720

At July 31, 2010, the appreciation (depreciation) of investments for tax purposes was as follows:

Amount
Gross Appreciation	$644,159
Gross (Depreciation)	(911,258)
Net Appreciation
(Depreciation) on Investments	$(267,099)

At July 31, 2010, the aggregate cost of securities for federal income tax purposes, was $6,486,520.

Mirzam Capital Appreciation Fund
Notes to the Financial Statements - continued
July 31, 2010

NOTE 6. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940.  At July 31, 2010, Wendel & Co., for the benefit of others, owned 80.99% of the outstanding shares of the Fund.  Thus, Wendel & Co. may be deemed to control the Fund.

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS

On September 30, 2009, the Fund paid an income distribution of $0.0085 per share to shareholders of record on September 29, 2009.

On December 29, 2009, the Fund paid an income distribution of $0.0095 per share to shareholders of record on December 28, 2009.

On June 30, 2010, the Fund paid an income distribution of $0.0520 per share to shareholders of record on June 29, 2010.

The tax character of distributions paid for the fiscal years ended July 31, 2010 and 2009 were as follows:

Distributions paid from:	2010	2009
Ordinary income	$59,061	$119,522
Return of capital	-	9,334

	$59,061	$128,856

* Short-term capital gain distributions are treated as ordinary income for tax purposes.
** The difference between ordinary distributions paid from book and ordinary distributions paid from tax relates to  $12,541 of allowable foreign tax credits which have been passed through to the Fund’s underlying shareholders.

At July 31, 2010, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$1,404
Unrealized appreciation (depreciation)	(267,099)
Capital loss carryforward	(59,878)

$(325,573)

The difference between distributable earnings noted above and the book basis net assets is attributable to differences in the character of income generated from certain underlying investments and post-October capital losses in the amount of $36,623.

Mirzam Capital Appreciation Fund
Notes to the Financial Statements - continued
July 31, 2010

NOTE 9. CAPITAL LOSS CARRYFORWARDS

At July 31, 2010, for federal income tax purposes, the Fund has capital loss carryforwards available to offset future capital gains, if any, in the following amounts:

Amount	Expiring July 31,
$59,878	2018

Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders.

NOTE 10.  SUBSEQUENT EVENT

Effective August 1, 2010, Unified Fund Services, Inc., changed its name to Huntington Asset Services, Inc. in order to reflect a wider range of services the company provides and better align itself with its parent company, Huntington Bancshares, Inc.

Cohen Fund Audit Services

Cohen Fund Audit Services, Ltd.
800 Westpoint Pkwy., Ste 1100
Westlake, OH 44145-1524

www.cohenfund.com

440.835.8500
440.835.1093 *fax*

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Mirzam Capital Appreciation Fund
(Unified Series Trust)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Mirzam Capital Appreciation Fund, (the "Fund"), a series of the Unified Series Trust, as of July 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2010 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mirzam Capital Appreciation Fund as of July 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Cohen Fund Audit Services

COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
September 28, 2010

an independent member of BAKER TILLY INTERNATIONAL

Registered with the Public Company Accounting Oversight Board sqif Service Quality Innovation and Fun

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust.  Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees
Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age - 62) Independent Trustee, December 2002 to present
President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008;  Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991 to September 2008; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from September 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (Age - 63) Chairman, December 2004 to present; Independent Trustee, December 2002 to present
President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (Age - 59) Independent Trustee, December 2002 to present
President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004 ; Director, International Crankshaft, Inc. since January 2004; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005;  Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Ronald C. Tritschler (Age - 57) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006
Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Kenneth G.Y. Grant (Age – 61) Independent Trustee, May 2008 to present
Senior Vice President of Global Trust Company since 2008; Senior Vice President of Advisors Charitable Gift Fund since May 2005; Senior Vice President and Chief Officer, Corporate Development, of Northeast Retirement Services, Inc. since February 2003; Senior Vice President of Savings Banks Employees Retirement Association since February 2003; Treasurer (since January 2004)  and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

Interested Trustees & Officers
Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 54)*** Trustee, November 2007 to present
Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October, 2008; Director, Greenlawn Cemetery since October, 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.

Melissa K. Gallagher (Age - 44) President, November 2009 to present
Senior Vice President of Huntington Asset Services, Inc., the Trust’s Administrator; President and Treasurer of Unified Financial Securities, Inc., the Trust’s Distributor; Employed in various positions with Unified Fund Services, Inc. and Unified Financial Securities, Inc., since September 2000.

John C. Swhear (Age - 48) Senior Vice President, May 2007 to present
Vice President of Legal Administration and Compliance for Unified Fund Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of the Valued Advisers Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Employed in various positions with American United Life Insurance Company from June 1983 to April 2007, including:  Associate General Counsel, April 2007; Investment Adviser Chief Compliance Officer, June 2004 to April 2007; Assistant Secretary to the Board of Directors, December 2002 to April 2007 and Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007; Chief Counsel, OneAmerica Securities Inc., February 2007 to April 2007;  Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

Christopher E. Kashmerick (Age - 35) Treasurer and Chief Financial Officer, November 2008 to present
Vice President of Fund Accounting, Financial and Tax Reporting for Huntington Asset Services, Inc., the Trust's Administrator, since April 2008; Assistant Vice President, Compliance Officer and Compliance Administrator for U.S. Bancorp Fund Services, LLC, a mutual fund servicing company, from February 2005 to April 2008; Employed in various positions with UMB Fund Services, a mutual fund servicing company including: Senior Accounting Analyst, Accounting Analyst and Fund Balancing Supervisor, from May 2000 through February 2005.

Lynn E. Wood (Age - 63) Chief Compliance Officer, October 2004 to present
Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of  CCMI Funds from October 2004 to March 2005; Chairman and Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor,  from September 2000 to December 2004; Director of Compliance of Huntington Asset Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from September 2000 to October 2004.

Heather Bonds (Age - 34) Secretary, July 2005 to present; Assistant Secretary, September 2004 to June 2005
Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002, currently Manager, Board Relations and Legal Administration, since March 2008; Secretary of the Valued Advisers Trust since August 2008; Secretary of RiverNorth Funds since February 2009; Assistant Secretary of Dean Family of Funds August 2004 to March 2007; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005;  Assistant Secretary of CCMI Funds from September 2004 to March 2005; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004.

*    The address for each officer is 2960 North Meridian Street, Suite 300, Indianapolis, IN  46208.
**  The Trust currently consists of  26 series.
*** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., the Distributor, as of July 31, 2010.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at 1-888-693-8056 to request a copy of the SAI or to make shareholder inquiries.

FEDERAL TAX INFORMATION (Unaudited)

The form 1099-DIV you receive in January 2011 will show the tax status of all distributions paid to your account in the calendar year 2010. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.   Also, as required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income.   The Fund designates 100% of the dividends paid as qualified dividend income eligible for the reduced rate of 15% pursuant to the Internal Revenue Code.

Dividend Received Deduction.   Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law.  For the Fund’s fiscal 2010 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

Foreign Tax Credit.   The Fund’s shareholders may choose either the foreign tax credit or an itemized deduction, if eligible, for a portion of foreign taxes paid by the Fund.  Generally, it is more advantageous to report the amount as a foreign tax credit on Form 1116, instead of as an itemized deduction on Form 1040.  Information needed to claim the foreign tax credit is presented in the table below.

	Foreign Source	Foreign
Country	Income %	Taxes %
BRAZIL	10.20%	1.09%
CANADA	22.46%	28.43%
CHINA	8.15%	5.70%
HONG KONG	7.33%	2.87%
INDONESIA	2.95%	3.82%
ISRAEL	3.20%	4.97%
LUXEMBOURG	8.22%	2.02%
MEXICO	0.82%	0.00%
NORWAY	7.99%	16.72%
RUSSIA	1.51%	2.71%
SOUTH KOREA	1.49%	0.33%
SPAIN	13.22%	19.23%
SWITZERLAND	9.41%	12.11%
TURKEY	3.05%	0.00%

TOTAL	100.00%	100.00%

Management Agreement Renewal (Unaudited)

    The continuation of the Fund’s Management Agreement (“Management Agreement”) between the Trust and Mirzam Asset Management LLC (“Mirzam” or the “Advisor”) and the Fund’s Sub-advisory Agreement (“Sub-advisory Agreement”) between Mirzam and Bastiat Capital LLC (“Bastiat”) was considered by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or interested parties to the Management Agreement or Sub-advisory Agreement (collectively, the “Independent Trustees” and each an “Independent Trustee”) at an in person meeting held on February 7-8, 2010.  The Chairman of the Board advised the Board that on January 26, 2010, the Advisor Contract Renewal Committee (the “Committee”) of the Board had convened via teleconference to consider whether to recommend that the full Board renew the Management Agreement and Sub-advisory Agreement.
    The Chairman noted that the Committee members and other participants had received and reviewed the materials compiled by the Trust’s Administrator and provided to the participants in advance of the meeting.  He also noted that no changes had been proposed to the Fund’s management agreement, and that the Advisor had agreed to continue capping certain operating expenses of the Fund for an additional one year.   The Chairman also reported that the Committee members had reviewed the following information: (i) executed copies of the Fund’s management agreement, sub-advisory agreement and current expense cap side letter, (ii) letters from the Administrator to Mirzam and Bastiat setting forth, and their responses to, a detailed series of questions regarding, among other things, their services to the Fund, their profitability from managing the Fund and ideas for future growth for the Fund, (iii) a certification from the Trust’s CCO that each of Mirzam and Bastiat had adopted a compliance program that is reasonably designed to prevent violation of federal securities laws by the Fund, (iv) Mirzam’s and Bastiat’s Form ADV Part I and II and accompanying schedules,  (v) reports provided by the Administrator regarding the Fund’s performance since inception and the past three month and 1-year periods and comparisons of the same to the Fund’s benchmark(s) and peer group for the same periods, and (vi) reports provided by the Administrator comparing the Fund’s advisory fee and total expenses (after fee waivers and reimbursements) to the Fund’s peer group as determined by the Administrator.

Mirzam Asset Management, LLC

    The Trustees recalled that after discussing the materials provided by the Advisor, the Committee had interviewed the Advisor’s representatives, including the managing member and chief compliance officer.
    The Chairman reported that the Committee members noted that they had received and evaluated such information as they deemed necessary to make their decision and had taken into account a number of factors that they believed, in light of the legal advice provided by legal counsel to the Trust and legal counsel to the independent trustees, and their own business judgment, to be relevant.  The Chairman reported that the members noted that this included information regarding the Fund that had been provided to the Board throughout the year at regular meetings of the Board, as well as information that was specifically furnished to the Committee in connection with its review of the Fund’s management arrangement.  As a result, the Trustees discussed the following factors:
    (i)           The Nature, Extent and Quality of Services – The Trustees noted that Advisor has delegated day-to-day management of the Fund to Bastiat, but provided the services of Mirzam’s CCO who collaborates with Bastiat on stock selection at a macro level. They further noted that Mirzam is responsible for selecting and monitoring its Sub-advisor, Bastiat.  They determined that Mirzam’s resources appear adequate, and specifically noted that Mirzam provides to the Fund the support of various administrative staff, including Mirzam’s compliance officer and marketing personnel.  They noted that Mirzam was not proposing any changes to the level of services provided to the Fund.
The Trustees noted that various compliance reports had been provided by Mirzam and the Trust’s CCO to the Board throughout the year, and noted, based on such reports, that the Fund’s investment policies and restrictions were consistently complied with during the last year.   They further noted that the Trust’s CCO had reviewed Mirzam’s compliance policies and procedures and determined that they appeared reasonably designed to prevent violation of federal securities laws.  A trustee noted, however, that Mirzam should improve its execution of the policies and procedures with respect to advertising.  The Committee members recalled that Mirzam had assured the Committee that it was making efforts to ensure compliance with its marketing policies and procedures.
    (ii)           Fund Performance – The Trustees noted that the Administrator reported that for 2008 and for the three and twelve month periods ended December 31, 2009, the Fund had outperformed its peer group average return and also outperformed its benchmark, the S&P 500 Index.  They noted that because the Fund has less than three years of performance history, the Fund does not yet have a Morningstar rating, but had offered excellent performance relative to its peer group. The Trustees noted that the Fund had very low portfolio turnover, which may have contributed to the Fund’s performance by keeping expenses low.
    (iii)           Fee Rates and Profitability –  The Trustees noted that the Advisor’s fee of 1.50% was higher than its peer group average, but that the Advisor was currently capping and reimbursing Fund expenses.   Effective May 1, 2010, Mirzam has contractually agreed to lower the Fund’s expense cap.  The Advisor has contractually agreed to waive its management fee and reimburse certain operating expenses of the Fund, but only to the extent necessary so that total operating expenses (with certain exceptions), do not exceed 1.49% of the average daily net assets of the Fund through November 30, 2013.
The Advisor reported that the management agreement had not been profitable since the Fund’s inception due to the Advisor’s obligation to reimburse expenses of the Fund.  The Trustees noted that although the Advisor had been behind on receivables, it was now current, and that the Advisor had reported that it was expecting an increase in working capital.
The Trustees noted that the Advisor had reported that it has not entered into soft dollar arrangements.  The CCO noted that the Advisor had received approximately $11,500 in 12b-1 fees during 2009, and that 12b-1 reports had been provided to the Board on a quarterly basis for its review.
    (iv)           Economies of Scale – In determining the reasonableness of the advisory fees, the Trustees considered whether economies of scale will be realized as the Fund grows larger, and the extent to which this is reflected in the advisory fees.  Mirzam reported that it had been in negotiations with additional distributors that could help the Fund grow by expanding distribution.  The Fund’s CCO noted that he expected increased interest in the Fund after it achieves three years of performance numbers.  The Trustees noted that Fund had been in operation for less than three years and that although the Fund’s assets appeared to be growing, it did not appear that Mirzam has begun to realize any significant economies of scale from managing the Fund.
After reviewing all of the foregoing, the Trustees determined that the Fund’s advisory fees (after waiver and reimbursement by Advisor) were reasonable, based on the quality of advisory services provided to the Fund, and unanimously voted to renew the Fund’s Management Agreement.

Bastiat Capital, LLC

    The Chairman then noted that, after discussing the materials provided by Bastiat, the Committee had contacted Bastiat’s representatives, including the portfolio managers to the Fund, and interviewed them.
The Chairman reported that the Committee members noted that they had received and evaluated such information as they deemed necessary to make their decision and had taken into account a number of factors that they believed, in light of the legal advice provided by legal counsel to the Trust and legal counsel to the independent trustees, and their own business judgment, to be relevant.  The Chairman reported that the members noted that this included information regarding the Advisor that had been provided to the Board throughout the year at regular meetings of the Board, as well as information that was specifically furnished to the Committee in connection with its review of the Fund’s management arrangement.  At the meeting the Trustees considered the following factors:
    (i)           The Nature, Extent and Quality of Services – The Trustees noted that Bastiat’s resources appear adequate, and specifically noted that Bastiat provides two portfolio managers to manage the Fund, each of whom appears to have adequate experience.  They also noted that Bastiat provides the services of its Chief Compliance Officer and that Bastiat had reported that it spends substantial time on investment research and analysis that benefits the Fund.  They noted that Bastiat was not proposing any changes to the level of services provided to the Fund.
    The Trustees noted that various compliance reports had been provided by Bastiat and the Trust’s CCO to the Board throughout the year, and noted, based on such reports, that the Fund’s investment policies and restrictions were consistently complied with during the last year.   The CCO reported that he had reviewed Bastiat’s compliance policies and procedures and determined that they appeared reasonably designed to prevent violations of federal securities laws.
    (ii)           Fund Performance – The Trustees discussed the Fund’s performance and reviewed other materials provided by Mirzam and the Administrator with respect to such performance.  They noted that the Administrator had reported that since inception and for the three- and twelve-month periods ended December 31, 2009, the Fund had outperformed its peer group’s average return and its benchmark (the S&P 500).  They also noted that the Fund does not yet have a Morningstar rating, but offered the excellent performance relative to its peer group as reported by the Administrator.  The Committee then noted that the Fund had very low portfolio turnover, which may have contributed to the Fund’s performance by keeping expenses low.
    (iii)           Fee Rates and Profitability –  The Trustees noted that Bastiat’s 0.75% fee was lower than the 1.25% fee that Bastiat charges to its separately managed accounts.  Bastiat reported that its balance sheet for December 31, 2009 reflected no debt other than a member’s loan that provided working capital and that fee income was used to pay salaries and other expenses.
The Trustees noted that Bastiat reports that it does not direct Fund brokerage to brokers and dealers in return for research services.
    (iv)           Economies of Scale – In determining the reasonableness of the Sub-advisory fees, the Trustees considered whether economies of scale will be realized as the Fund grows larger, and the extent to which this is reflected in the Sub-advisory fees. They noted that Fund had been in operation for less than three years and that although the Fund was growing, it did not appear that Bastiat has begun to realize any significant economies of scale from managing the Fund.
After reviewing all of the foregoing, the Committee determined that the Fund’s Sub-advisory fees were reasonable, based on the quality of advisory services provided to the Fund, and unanimously voted to recommend that the Board renew the Fund’s Sub-advisory Agreement.
    The Committee renewed the foregoing with the Board indicating that its members had determined that the Fund’s fees were reasonable, and that its members were unanimously recommending that the Board renew the Funds Management Agreement and Sub-advisory Agreement. After review and discussion, the Board, including the trustees who are not “interested” persons of the Trust, Mirzam Asset Management LLC, as Advisor to the Fund, or Bastiat Capital LLC, as Sub-advisor to the Fund, within the meaning of the Investment Company Act of 1940, determined that the agreements were reasonable.  As a result of their considerations, the Trustees, including the Independent Trustees, determined that continuation of the Management Agreement between the Trust and Mirzam and the Sub-advisory Agreement between Bastiat and Mirzam were in the best interest of the Mirzam Capital Appreciation Fund and its shareholders and voted to continue the Management Agreement and Sub-advisory Agreement for an additional one year term.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 are available without charge upon request by (1) calling the Funds at (888) 693-8056 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES
Stephen A. Little, Chairman
Gary E. Hippenstiel
Daniel J. Condon
Ronald C. Tritschler
Nancy V. Kelly
Kenneth G.Y. Grant

OFFICERS
Melissa K. Gallagher, President
John C. Swhear, Senior Vice President
Christopher E. Kashmerick, Treasurer
Lynn E. Wood, Chief Compliance Officer
Tara Pierson, Secretary

INVESTMENT ADVISOR
Mirzam Asset Management, LLC
1 Main Street, Suite 200
Tequesta, FL  33469

DISTRIBUTOR
Unified Financial Securities, Inc.
2960 North Meridian Street, Suite 300
Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services Ltd.
800 Westpoint Parkway, Suite 1100
Westlake, OH 44145

LEGAL COUNSEL
Thompson Coburn LLP
One US Bank Plaza
St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES
Thompson Hine LLP
312 Walnut St., 14th Floor
Cincinnati, OH 45202

CUSTODIAN
Huntington National Bank
41 South Street
Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT
Huntington Asset Services, Inc.
2960 North Meridian Street, Suite 300
Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.
Member FINRA/SIPC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                Unified Series Trust

By *  /s/ Melissa K. Gallagher
Melissa K. Gallagher, President

Date                 10/4/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By*   /s/ Melissa K. Gallagher
Melissa K. Gallagher, President

Date             10/4/10

By * /s/ Christopher E. Kashmerick
Christopher E, Kashmerick, Treasurer

Date           9/30/10

Item 2. Code of Ethics.

(a)           As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)           For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)
Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)          Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)          Accountability for adherence to the code.

(c)           Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)           Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)           Posting:  We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f)           Availability:  The Code of Ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3. Audit Committee Financial Expert.

(a)           The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert.  The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Mirzam Fund
FY 2010	$ 11,500
FY 2009	$ 11,500

(b)	Audit-Related Fees

Mirzam Fund	Registrant
FY 2010	$ 0
FY 2009	$ 0
Nature of the fees:

(c)	Tax Fees

Mirzam Fund
FY 2010	$ 2,500
FY 2009	$ 2,500
Nature of the fees:	preparation of the 1120 RIC

(d)	All Other Fees

Mirzam Fund	Registrant
FY 2010	$ 0
FY 2009	$ 0
Nature of the fees:

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant
Audit-Related Fees:	0%
Tax Fees:	0%
All Other Fees:	0%

(f)           During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)           The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant	Adviser
FY 2010	$ 0	$ 0
FY 2009	$ 0	$ 0

(h)           Not applicable.  The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies.  NOT APPLICABLE – applies to listed companies only

Item 6.  Schedule of Investments.  NOT APPLICABLE – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.  NOT APPLICABLE – applies to closed-end funds only

Item 8.  Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.  NOT APPLICABLE – applies to closed-end funds only

Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.  Controls and Procedures.
(a)           Based on an evaluation of the registrant’s disclosure controls and procedures as of August 12, 2010 the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)           There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a) (1)                 Code is filed herewith

(2)
Certifications  by the  registrant's  principal  executive  officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule  30a-2under theInvestment  Company Act of 1940 are filed herewith.

     (3)                   Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.